                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2003
                                                           ------------


                            Moore Corporation Limited
                            -------------------------
             (Exact name of registrant as specified in its charter)


       Canada                        1-8014                    98-0154502
       ------                        ------                    ----------
  (State or other jurisdiction    (Commission               (IRS Employer
   of incorporation)               File Number)              Identification No.)


6100 Vipond Drive
Mississauga, Ontario, Canada                                   L5T 2X1
----------------------------------------                       -------
(Address of principal executive offices)                      (Zip Code)


                                 (905) 362-3100
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         On May 19, 2003, Moore Corporation Limited issued the following press release:


Moore Corporation Limited Announces Final Merger Consideration Election Results
-------------------------------------------------------------------------------

MISSISSAUGA, ONTARIO and STAMFORD, CT (May 19, 2003) - Moore Corporation Limited (TSX, NYSE: MCL) announced today final election results as to the form of merger consideration that Wallace Computer Services, Inc. ("Wallace") stockholders have elected to receive in the merger of a wholly owned subsidiary of Moore with and into Wallace. The merger closed on May 15, 2003. This information was provided by Computershare Trust Company of New York, the exchange agent:

          o Holders of 16,769,816 common shares of Wallace elected to receive cash in exchange for their Wallace shares;

          o Holders of 18,489,345 common shares of Wallace elected to receive Moore common shares in exchange for their Wallace shares; and

          o Holders of all other outstanding common shares of Wallace did not make an election or failed to make a valid election.

Based on the foregoing election results, the number of Wallace common shares outstanding immediately prior to the effective time of the merger (42,342,414 common shares), and the average of the high and low sales prices per share of Moore on the New York Stock Exchange, Inc. Composite Tape on May 14, 2003 ($11.85):

          o a stockholder owning 100 common shares of Wallace who elected to receive all cash would receive approximately $2,684 in cash as consideration in the merger;

          o a stockholder owning 100 common shares of Wallace who elected to receive all common shares of Moore would receive approximately 227 common shares of Moore as consideration in the merger; and

          o a stockholder owning 100 common shares of Wallace who did not make an election



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              or failed to make a valid election would receive approximately 36 common shares of Moore and $2,253 in cash as consideration in the merger.

Moore Corporation Limited is recognized internationally as a leading single source provider of integrated print management and outsourced communications. Founded in 1882, Moore Corporation Limited has its registered office in Ontario, Canada, with principal offices in Toronto, ON, Bannockburn, IL, Stamford, CT and New York City and manufacturing, distribution and sales facilities located throughout North America and internationally. For more information, please visit www.moore.com.

                                    #########

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The most significant of these uncertainties are described in Moore's Form 10-K, Form 8-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses. Moore undertakes no obligation to update or revise any forward-looking statements.

                                ----------------


Inquiries from analysts, investors and media should be directed to Robert G. Burton Jr., Senior Vice President, Investor Relations for the company at
(203) 406-3712.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MOORE CORPORATION LIMITED



Date:  May 19, 2003             By: /s/ Theodore J. Theophilos
                                    ----------------------------------
                                    Name:  Theodore J. Theophilos
                                    Title: Executive Vice President,
                                           Business and Legal Affairs,
                                           and Secretary